                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 6, 2001

                              Nutri/System, Inc.
                              ------------------
            (Exact name of registrant as specified in its charter)

Delaware                            0-28551                        23-3012204
---------------                     -------                 -----------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)

202 Welsh Road, Horsham, Pennsylvania                                      19044
-------------------------------------                                  ---------
(Address of principal executive offices)                              (Zip Code)

                                (215) 706-5300
                                --------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events.
------    ------------

On September 6, 2001, Nutri/System, Inc. signed an agreement with QVC, giving the electronic retailer exclusive rights to promote Nutri/System's weight loss products in the United States on direct response television programs. While it is not subject to a minimum purchase requirement, QVC will not have the right to renew the agreement and retain its exclusive rights unless it generates retail sales of at least $31 million over the initial two-year contract term.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

     (a)  Financial statements of business acquired:

          Not applicable

     (b)  Pro forma financial information:

          Not applicable

     (c)  Exhibits:

     99.3 Agreement dated as of September 6, 2001 between Nutri/System, Inc. and QVC, Inc. and related exhibit.

     99.4 Press release of Nutri/System, Inc. dated September 18, 2001

__________________

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Nutri/System, Inc.


                                   By: /s/ Brian D. Haveson
                                   ------------------------
                                   Brian D. Haveson,
                                   President and Chief Executive Officer

Date: September 18, 2001

                                 EXHIBIT INDEX

Exhibit No.  Description of Exhibit
-----------  ----------------------

  99.3 Agreement dated as of September 6, 2001 between Nutri/System, Inc. and QVC, Inc. and related exhibit.

  99.4       Press release of Nutri/System, Inc. dated September 18, 2001